As filed with the Securities and Exchange Commission on March 24, 1998

                                                       REGISTRATION NO. 333-
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                          -----------------------------
                                    FORM S-1
                             Registration Statement
                        Under the Securities Act of 1933
                        --------------------------------

                                ONIX SYSTEMS INC.
             (Exact name of registrant as specified in its charter)

    Delaware                       3823                     76-0546330

(State or other             (Primary Standard
 jurisdiction of               Industrial                (I.R.S. Employer
 incorporation or           Classification Code          Identification No.)
 organization)                    Number)

                               -------------------
                             22001 North Park Drive
                               Kingwood, TX 77339
                                 (281) 348-1111

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 ---------------

                          Sandra L. Lambert, Secretary
                                ONIX Systems Inc.
                         c/o Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02254-9046
                                 (781) 622-1000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                 ---------------

                                   Copies to:

Seth H. Hoogasian, Esq.                          Edwin L. Miller, Jr., Esq.
General Counsel                                  Testa, Hurwitz & Thibeault,LLP
ONIX Systems Inc.                                125 High Street
c/o Thermo Electron Corporation                  Boston, Massachusetts 02110
81 Wyman Street                                  (617)248-7000
P.O. Box 9046
Waltham, Massachusetts  02254-9046
(781) 622-1000
                                 ---------------

Approximate date of commencement of proposed sale to the public:

As soon as practicable after the Registration Statement has become effective.

                                 ---------------

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [X] 333-45333

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]


                                          CALCULATION OF REGISTRATION FEE
 ------------------------------------------------------------------------------------------------------------------
  Title of Each Class        Amount to Be         Proposed Maximum      Proposed Maximum          Amount of
  of Securities to Be       Registered (1)       Offering Price Per    Offering Price (2)    Registration Fee (2)
       Registered                                      Share
 ------------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------------
   Common Stock, $.01          345,000                 $14.50              $5,002,500                $1,476
       par value
 ------------------------------------------------------------------------------------------------------------------

(1) Includes 45,000 shares of Common Stock which the Underwriters have the option to purchase solely to cover overallotments, if any.

(2)  Calculated pursuant to Rule 457(a).

     The undersigned registrant hereby incorporates by reference herein the contents of Registration Statement No. 333-45333. This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to register an additional 345,000 shares of Common Stock, $.01 par value, of ONIX Systems Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, Commonwealth of Massachusetts, on this 24th day of March, 1998.

                                           ONIX SYSTEMS INC.

                                           BY: /s/ William J. Zolner
                                              --------------------------------
                                              WILLIAM J. ZOLNER
                                              PRESIDENT AND CHIEF EXECUTIVE
                                              OFFICER

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

  SIGNATURE                             TITLE                  DATE
  ---------                             -----                  ----

Earl R. Lewis*                     Chairman of the         March 24, 1998
---------------------------        Board and Director
Earl R. Lewis


/s/ William J. Zolner              President, Chief        March 24, 1998
---------------------------        Executive Officer
William J. Zolner                  and Director



John N. Hatsopoulos*               Senior Vice             March 24, 1998
---------------------------        President, Chief
John N. Hatsopoulos                Financial Officer
                                   and Director

Paul F. Kelleher*                  Chief Accounting        March 24, 1998
---------------------------
Paul F. Kelleher                   Officer


ARVIN H. SMITH*                    Director                March 24, 1998
---------------------------
Arvin H. Smith

                                   Director                March 24, 1998
---------------------------
Hutham S. Olayan

     * The undersigned Sandra L. Lambert, by signing her name hereto, does hereby execute this Registration Statement on behalf of each of the above-named persons pursuant to powers of attorney executed by such persons and filed with the Securities and Exchange Commission.


                                                  /s/ Sandra L. Lambert
                                                  ------------------------
                                                  Sandra L. Lambert
                                                  Attorney-in-Fact

                                  EXHIBIT INDEX


        EXHIBIT                   DESCRIPTION OF EXHIBIT
          NO.

          5* Opinion of Seth H. Hoogasian, Esq. (filed as Exhibit 5 to the Registrant's Registration Statement on Form S-1 [File No. 333-45333] and incorporated herein by reference).

          23.1   Consent of Arthur Andersen LLP

          23.2* Consent of Seth H. Hoogasian, Esq. (filed as Exhibit 5 to the Registrant's Registration Statement on Form S-1 [File No. 333-45333] and incorporated herein by reference).

          24* Power of Attorney (included in the signature page to the Registrant's Registration Statement on Form S-1 filed with the Commission on January 30, 1998 [File No. 333-45333] and incorporated herein by reference ).



 --------------------
 * PREVIOUSLY FILED.